NEA Valuebuilder Variable Annuity Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated March 11, 2015
To Prospectus Dated May 1, 2014

Effective March 11, 2015, the Guggenheim Alpha Opportunity Subaccount will accept new or additional investments and the transfer of Contract Value.

Guggenheim Alpha Opportunity is hereby added to the list of Underlying Funds currently available under the Contract.

References to Guggenheim Alpha Opportunity in the section entitled “Summery – The Separate Account and the Funds” are hereby removed from each of the prospectuses.

Please Retain This Supplement For Future Reference